SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 25, 2002


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


                                     0-27122
                            (Commission File Number)

              California                                  94-2900635
    (State or Other Jurisdiction of                      (IRS Employer
            Incorporation)                             Identification No.)

                150 Rose Orchard Way                         95134
                    San Jose, CA                           (Zip Code)
      (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (408) 432-0888

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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Item 9.           Regulation FD Disclosure.

         On September 25, 2002, Adept Technology, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") its Annual Report on Form 10-K for the fiscal year ended June 30, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Form 10-K was accompanied by a certification of Brian R. Carlisle, Chairman of the Board of Directors and Chief Executive Officer of the Company, and Michael W. Overby, Vice President, Finance and Chief Financial Officer of the Company, a copy of which is furnished pursuant to this
Item 9 as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ADEPT TECHNOLOGY, INC.


Date:  September 16, 2002             /s/ Michael W. Overby
                                      ------------------------------------------
                                      Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.     Description
-------------   ----------------------------------------------------------------
99.1            Certification of the Chief Executive Officer and Chief Financial
                Officer pursuant to 18 U.S.C. Section 1350.